Exhibit 99.1

News Release For Immediate Release www.ball.com	Investor Contact: Ann T. Scott 303-460-3537, ascott@ball.com Media Contact: Bradford Walton 415-254-7168, bradford.walton@ball.com

Ball Corporation CFO Morrison to Retire; Howard Yu Named Successor

Morrison to Remain Senior Advisor to Ensure Smooth Transition and Successful Completion of Aerospace Transaction

WESTMINSTER, Colo., Sept. 7, 2023 – Ball Corporation (NYSE:BALL) today announced that Scott C. Morrison, 61, executive vice president and chief financial officer, will retire from the role after more than two decades with the company. Howard Yu, 51, has been named to succeed Morrison as executive vice president and CFO, starting Sept. 25. Morrison will remain with the company as a senior advisor to ensure a smooth transition and in support of the successful completion of the proposed Aerospace transaction.

“As part of Ball’s commitment to long-term strategic succession planning, we are pleased to welcome Howard to Ball, and on behalf of our entire team, we thank Scott for his numerous contributions to our company and congratulate him on his well-deserved retirement,” said Daniel W. Fisher, chairman and CEO.

Morrison joined Ball in 2000 as treasurer after 16 years in the banking industry. He became vice president and treasurer in 2002 and assumed increasing roles of responsibility including SVP and CFO in 2009, dual roles including interim COO, global beverage packaging, in 2014, and ultimately was promoted to EVP and CFO in 2020.

“Throughout his tenure, Scott was instrumental in executing our EVA-centric financial and risk management strategies and developing a best-in-class global finance organization, which enabled the company to thrive through various economic cycles over the past two decades. His experience and straightforward approach to engaging with and serving our stakeholders guided our company through multiple successful M&A transactions and periods of unprecedented financial volatility during the great financial crisis and the recent global pandemic. By applying his ownership mindset, disciplined approach to capital allocation and deep knowledge of our company he has generated significant value for our shareholders,” Fisher said.

Yu most recently served as SVP and CFO for Envista, a publicly traded global company and spin-off of Danaher. Throughout his 22-year Danaher and Envista career, Yu served as CFO for multiple global divisions in Asia, Europe, and Latin America where he led successful M&A and systems transformations through varied global economic environments to drive shareholder value creation. Prior to joining Danaher, he worked in finance at Hewlett-Packard and as Senior Auditor at Deloitte & Touche.

“With his shared values and proven leadership, global financial acumen, experience and capital allocation discipline, Howard is a perfect complement to our team as we continue working to achieve sustainable growth and deliver value,” Fisher added.

About Ball Corporation

Ball Corporation supplies innovative, sustainable aluminum packaging solutions for beverage, personal care and household products customers, as well as aerospace and other technologies and services primarily for the U.S. government. Ball Corporation and its subsidiaries employ 21,000 people worldwide and reported 2022 net sales of $15.35 billion. For more information, visit www.ball.com, or connect with us on Facebook or Twitter.

Exhibit 99.1

Forward-Looking Statement

This release contains "forward-looking" statements concerning future events and financial performance. Words such as "expects," "anticipates," "estimates," "believes," and similar expressions typically identify forward-looking statements, which are generally any statements other than statements of historical fact. Such statements are based on current expectations or views of the future and are subject to risks and uncertainties, which could cause actual results or events to differ materially from those expressed or implied. You should therefore not place undue reliance upon any forward-looking statements, and they should be read in conjunction with, and qualified in their entirety by, the cautionary statements referenced below. Ball undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Key factors, risks and uncertainties that could cause actual outcomes and results to be different are summarized in filings with the Securities and Exchange Commission, including Exhibit 99 in Ball's Form 10-K, which are available on Ball's website and at www.sec.gov. Additional factors that might affect: a) Ball's packaging segments include product capacity, supply, and demand constraints and fluctuations and changes in consumption patterns; availability/cost of raw materials, equipment, and logistics; competitive packaging, pricing and substitution; changes in climate and weather and related events such as drought, wildfires, storms, hurricanes, tornadoes and floods; footprint adjustments and other manufacturing changes, including the startup of new facilities and lines; failure to achieve synergies, productivity improvements or cost reductions; unfavorable mandatory deposit or packaging laws; customer and supplier consolidation; power and supply chain interruptions; changes in major customer or supplier contracts or loss of a major customer or supplier; inability to pass through increased costs; war, political instability and sanctions, including relating to the situation in Russia and Ukraine and its impact on Ball's supply chain and its ability to operate in Europe, the Middle East and Africa regions generally; changes in foreign exchange or tax rates; and tariffs, trade actions, or other governmental actions, including business restrictions and orders affecting goods produced by Ball or in its supply chain, including imported raw materials; b) Ball's aerospace segment include funding, authorization, availability and returns of government and commercial contracts; and delays, extensions and technical uncertainties affecting segment contracts; failure to obtain, or delays in obtaining, required regulatory approvals or clearances for the proposed transaction; any failure by the parties to satisfy any of the other conditions to the proposed transaction; the possibility that the proposed transaction is ultimately not consummated; potential adverse effects of the announcement or results of the proposed transaction on the ability to develop and maintain relationships with personnel and customers, suppliers and others with whom it does business or otherwise on the business, financial condition, results of operations and financial performance; risks related to diversion of management's attention from ongoing business operations due to the proposed transaction; the impact of the proposed transaction on the ability to retain and hire key personnel; and c) Ball as a whole include those listed above plus: the extent to which sustainability-related opportunities arise and can be capitalized upon; changes in senior management, succession, and the ability to attract and retain skilled labor; regulatory actions or issues including those related to tax, environmental, social and governance reporting, competition, environmental, health and workplace safety, including U.S. Federal Drug Administration and other actions or public concerns affecting products filled in Ball's containers, or chemicals or substances used in raw materials or in the manufacturing process; technological developments and innovations; the ability to manage cyber threats; litigation; strikes; disease; pandemic; labor cost changes; inflation; rates of return on assets of Ball's defined benefit retirement plans; pension changes; uncertainties surrounding geopolitical events and governmental policies, including policies, orders, and actions related to COVID-19; reduced cash flow; interest rates affecting Ball's debt; successful or unsuccessful joint ventures, acquisitions and divestitures, and their effects on Ball's operating results and business generally; and potential adverse effects of the announcement or results of the proposed transaction on the market price of Ball Corporation's common stock.

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